PREPARED BY:
Jack B. Owen, Jr., PA.
4500 PGA Blvd., Ste. 304-B
Palm Beach Gardens, FL 33418
Our File No. S09-909

SECURITY AGREEMENT

THIS AGREEMENT is made December 11, 2009, by and between FLORIDA GAMING CENTERS, INC., A FLORIDA CORPORATION, D/B/A MIAMI JAI-ALAI, D/B/A W.J.A. REALTY, FLORIDA GAMING CORPORATION, INC., a Delaware corporation and CITY NATIONAL BANK OF FLORIDA, a Florida corporation; f/k/a CITY NATIONAL BANK OF MIAMI, a Florida banking corporation as Trustee under its Land Trust #5003471, whose address is 3500 NW 37th Avenue, Miami, FL 33142 ("collectively referred to Borrower") and NURMI PROPERTIES, LLC, a Delaware limited liability company, whose address is P. O. Box 247, Tuscumbia, AL 35674 and ROBINETTE INVESTMENTS, LLC, a Florida limited liability company, whose address is 4500 PGA Blvd., Ste. 304-B, Palm Beach Gardens, FL 33418 ("collectively referred to as Lender").

BACKGROUND

A.           Borrower has executed a Note of even date herewith in the original principal sum FIVE HUNDRED THOUSAND and 00/100 Dollars  (U.S. $500,000.00), in favor of Lender (the "Note"), which is secured by, inter alia, a Mortgage and Security Agreement (the "Mortgage) from Borrower, of even date herewith, encumbering the fee simple interest of Borrower in certain real property situate in MIAMI-DADE County, Florida, described as:

SEE ATTACHED EXHIBIT “A”

(the "Property") and certain fixtures and personal property to be owned by Borrower and used in connection with the construction and operation of the Property or located off the Property but which provide necessary services to the Property.

B.           To further secure payment of the sums due under the Note, Borrower has agreed to grant to Lender a security interest in certain assets of Borrower located in or upon the Property or located off the Property but which provide necessary service to the Property.

TERMS OF AGREEMENT

NOW, THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           To secure (a) payment of all sums which may now or hereafter be due under the Note, and (b) the full and prompt performance of all obligations of Borrower under the Note and Mortgage, as the Note and Mortgage may hereafter be amended, Borrower hereby grants to Lender a security interest, which shall constitute a first lien, in all of the property described on Exhibit "B" attached hereto (the "Collateral").

2.           If certificates of title are now, or hereafter become issued or outstanding with respect to any of the Collateral, Borrower shall cause the interest of Lender to be properly noted thereon.

3.           Borrower further agrees:  that the Collateral will be kept in as good condition and repair, reasonable wear and tear excepted, and that the expenses of any repairs and maintenance will be borne solely by Borrower; that the Collateral will not be used or be permitted to be used illegally; that Borrower will promptly notify Lender if there is any adverse change in the status of the Collateral; that Lender may inspect the Collateral at any time upon reasonable notice; to pay all costs of filing this Agreement and financing and other statements required to perfect and to continue perfection of Lender's security interest in the Collateral and all costs required to evidence the priority of the security interest; not to abandon, conceal, injure, or destroy the Collateral, nor deface any identifying marks thereon; not to sell, lease, assign, or encumber the Collateral without Lender's prior written consent, nor grant any further security interest in the Collateral, nor permit Borrower's rights therein to be reached by judicial process; to keep the Collateral free of all liens and encumbrances, except for Lender's security interest hereunder, and the subordinate security interest of Freedom Financial Corporation and the lien of taxes not delinquent; and that no injury to or loss or destruction of the Collateral shall relieve Borrower of its obligation to pay the indebtedness secured hereby.  Borrower agrees to maintain, at Borrower's sole cost and expense, insurance against loss of or damage to the Collateral by fire and such other casualties as are normally included in fire and extended coverage insurance policies for personal property, in an amount equal to the full replacement value thereof.

4.           Each of the following shall be an Event of Default hereunder:

(a)           If Borrower is in default under the Note or the Mortgage or any of the documents or instruments executed and delivered in connection therewith (all such documents hereinafter collectively called the "Loan Documents");

(b)           If Borrower shall fail to observe or perform any of its obligations under the Note, the Mortgage or the other Loan Documents;

(c)           If Borrower shall default in the performance of any term or provision of this Agreement; or

(d)           If Borrower, in other than the ordinary course of business, shall sell or transfer, or attempt to sell or transfer, the Collateral or any interest therein, except in connection with the replacement of such items in the ordinary course of business, without the prior written consent of Lender.

5.           Upon the occurrence of any Event of Default, Lender may (a) declare all sums owing under the Note to be immediately due and payable, without presentation, demand, or further action of any kind; (b) exercise all the rights of a secured party under the Uniform Commercial Code of the State of Florida and/or any other applicable law with respect to the Collateral, including (without limitation) to require Borrower to assemble all or any of the reasonably mutually convenient, to take immediate possession of the Collateral wherever found, with or without legal process, and to sell or otherwise dispose of the Collateral.  If the proceeds of any sale or other lawful disposition by Lender of the Collateral subsequent to its retaking exceed the aggregate amount of the outstanding balance of all monies owed under the Note, the Mortgage and the other Loan Documents and the expenses of Lender in connection with the retaking and disposition of the Collateral, then Borrower shall be entitled to such surplus.  If all or any of the Collateral is disposed of by private sale pursuant to any agreement whereby all or part of the sale price is payable in installments, then the cash price (exclusive of credit service charges, interest and any insurance premiums) shall be credited against the indebtedness secured hereby.  Neither failure nor delay on the part of Lender to exercise any of its rights hereunder, in whole or in part, shall cause a waiver thereof in that or any other instance.  The provisions of this Agreement are cumulative and in addition to any other or additional rights Lender may have at law or in equity or under the terms of the Note, Mortgage, or any of the other Loan Documents.

6.           Borrower shall execute deliver, file, and re-file any financing statements, continuation statements, or other security agreements Lender may require from time to time to confirm the lien of this Agreement with respect to the Collateral.  Without limiting the foregoing, Borrower hereby irrevocably appoints Lender attorney-in-fact for Borrower to execute, deliver, and file such instruments for and on behalf of Borrower.

7.           The proceeds of any Collateral received by the Lender at any time before or after default, whether from the sale of Collateral or otherwise, shall be applied to the payment of the Note and Mortgage in such order as the Lender may elect.  The Borrower, to the extent that it has any right, title, or interest in any of the Collateral, waives and releases any right to require the Lender to collect any of the sums of money due under the Note or Mortgage from any other of the Collateral under any theory of marshaling of assets, or otherwise, and specifically authorizes the Lender to apply any interest against any of the obligations in any manner that the Lender may determine.

8.           This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns.

9.           This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10.         In the event Lender retains an attorney to enforce any of its rights arising hereunder, Borrower will pay all of the reasonable attorney's fees and costs incurred by Lender in connection with the enforcement of its rights arising hereunder whether or not suit is brought.

11.         All communications required hereunder shall be in writing and shall be sent by either hand delivery, special delivery service (e.g. Federal Express) or certified mail, postage prepaid, return receipt requested.  Notice shall be conclusively presumed to have been given three (3) business days after notice is sent by certified mail, the next business day after notice is sent by special delivery service, or upon receipt if sent by hand delivery.  For purposes hereof, the address of the parties hereto (until notice of a change thereof is served as provided in this section) shall be as follows:

LENDER:	NURMI PROPERTIES, LLC,
P. O. Box 247
Tuscumbia, AL 35674

ROBINETTE INVESTMENTS, LLC
4500 PGA Blvd., Ste. 304-B
Palm Beach Gardens, FL 33418

BORROWER:	FLORIDA GAMING CENTERS, INC. D/B/A MIAMI JAI-ALAI, D/B/A W.J.A. REALTY
FLORIDA GAMING CORPORATION, INC.
CITY NATIONAL BANK OF FLORIDA; f/k/a CITY NATIONAL BANK OF MIAMI, AS TRUSTEE UNDER ITS LAND TRUST #5003471 3500 NW 37th Avenue Miami, FL 33142

12.         Lender and Borrower hereby waive any right, which they may have to have any claims or controversies which may arise under this Agreement, or with respect to all or any of the Collateral, tried by a jury.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, under seal, the day and year first above written.

BORROWER:			LENDER:

	FLORIDA GAMING CENTERS, INC		NURMI PROPERTIES, LLC, a Delaware
	a Florida corporation d/b/a MIAM		limited liability company
JAI-ALAI d/b/a W.J.A. REALTY

By:		By:
	W. BENNETT COLLETT, SR. CEO		Name:
Title:

	Borrower:	Lender:

	FLORIDA GAMING CORPORATION,		ROBINETTE INVESTMENTS, LLC, a
	a Delaware corporation		Florida limited liability company

By:		By:
	W. BENNETT COLLETT, SR., CEO		ANNE CRAIG, Managing Member

Borrower:

CITY NATIONAL BANK OF FLORIDA, a Florida
banking corporation as Trustee under its Land Trust
#5003471, dated January 1, 1979

By:
Name:
Title:

EXHIBIT "B"

This Security Agreement covers all of the following property of the Borrower, whether now owned or existing, or hereafter acquired or arising, and located in, on, or intended to be located in or on the property described on Exhibit “A” attached hereto (the “Land”) or any improvements now or hereafter located or contemplated to be located thereon (the Land and such improvements are collectively called the “Property”) or resulting or created from or in connection with the ownership, improvement, leasing, development, management, or operation of the Property: (i) all fixtures, equipment, general intangibles, goods, inventory, merchandise, raw materials, parts, supplies, work-in process and finished products intended for sale, and personal property of every kind and nature whatsoever (whether tangible or intangible), now or hereafter owned by Debtors and located in, on, about or attached to the Property or used or intended to be used with or in connection with the construction, use, operation, maintenance or enjoyment of the Property or derived or arising from or relating or appertaining to the Property or the use, operation, maintenance or enjoyment thereof, and all extensions, additions, improvements, betterments, renewals, replacements or proceeds (including, but not limited to, insurance and condemnation proceeds) of the foregoing, including, but not limited to, all gas and electric fixtures and apparatus, plumbing fixtures and apparatus, heating, ventilating and air conditioning fixtures and apparatus, carpeting and other floor coverings, furniture, furnishings, machinery, building materials and supplies, sprinklers, fire extinguishers and other safety and security equipment and apparatus, elevators, engines, motors, ranges and other cooking apparatus, washers, dryers, water heaters, refrigerators, appliances, window screens, awnings, storm sashes, mirrors, mantels, furniture, furnishings, vehicles, pool equipment, books, records, accounts, tradenames, trademarks, goodwill, all building and other permits, surveys, architectural and engineering plans and specifications, certifications, studies and work product prepared and hereafter prepared relating to the design or construction of any Improvements or proposed improvements, governmental approvals, certificates of occupancy and  completion, licenses, authorizations, insurance policies and the proceeds thereof, agreements with any utility companies, all deposits associated with the foregoing, any other consents and approvals which Debtors may now or hereafter own with respect to or in connection with the Property, all warranties and guaranties covering any appliances, equipment and fixtures now or hereafter located on or placed upon the Property, including, without limitation, air conditioning, heating and other appliances and equipment; all existing and future contracts, leases, rental agreements, franchise agreements, management contracts, construction contracts, and other contracts, licenses and permits now or hereafter affecting the Property or any part thereof; all existing and future contracts in connection with the use, management, sale, leasing and maintenance of the Property or any portion thereof; all accounts, accounts receivable, other receivables, contract rights, chattel paper, instruments and documents; any other obligations or indebtedness owed to Debtors in connection with the Property from whatever source arising; all rights of Debtors to receive any performance or any payments in money or kind; all guaranties of the foregoing and security thereof; all right, title and interest of Debtors in and with respect to the goods, services or other property that give rise to or that secure any of the foregoing, and all the right, title and interest of the Debtors in any such property subject to or covered by a security agreement, conditional sales contract, chattel mortgage or similar lien or claim together with the benefit of any deposits or payments now or hereafter made by Debtors or on their behalf (the “Fixtures and Personal Property”); and (ii) any and all other, further or additional title, estates, interests or rights which may at any time be acquired by the Debtors in or to the Land, Improvements, and Fixtures and Personal Property; all leases, rental agreements and other occupancy agreements pertaining to the Land or the Improvements or any part thereof; all easements, rights-of-way, gores of land, vaults, streets, ways alleys, passages, sewer rights, waters, water courses, water rights and powers; all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating to or appertaining to the Property, or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Debtors; and the reversion and reversions, remainder and remainders, and rents, issues, profits, revenues thereof (including but not limited to, all condemnation payments, insurance proceeds, payments under leases and tenancies, sale proceeds, purchase deposits, tenant security deposits and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Debtors of, in and to the same; and (iii) All general intangibles, including without limitation, corporate or other business records and books, computer records whether on tape disc or otherwise stored, blueprints, surveys, architectural or engineering drawings, plans and specifications, goodwill, telephone numbers, licenses, governmental approvals, franchises, permits, payment and performance bonds, and agreements with utility companies, together with any deposits, prepaid fees and charges paid thereon; and (iv) All other personal property, including without limitation, management contracts, construction contracts, architectural contracts, service contracts, engineering contracts, advertising contracts, contracts for purchase and sale of any of the Property, purchase orders, equipment leases, monies in escrow accounts, prepaid expenses, deposits and down payments with respect to additional real property for use or development of the Property, end-loan commitments and abstracts of title; and (v) All of the right, title and interest of Debtors in and to all agreements of sale, whether now existing or hereafter executed respecting the sale of condominium units to be located on the Land; all deposits, escrow deposits, reservation deposits and the like, now existing or hereafter made pursuant thereto; the escrow account into which the foregoing are to be deposited; all sums on deposit in such escrow account; and the proceeds, income, profits, monies and other rights and benefits to be derived in, from and under the contracts and the disposition of the units and other properties and interests described in the contracts; and (vi) All proceeds, products, replacements, additions, betterments, extensions, improvements, substitutions, renewals and accessions of any and all of the foregoing.

To the extent permitted by applicable law and with or subject to any necessary consents from governmental authorities all right, title and interest in all permits, licenses, rights, revenues, profits, royalties and benefits of Debtor in connection with gaming licenses received and held by Borrower under Chapters 550, 551 and/or 849, Florida Statues, from the Florida Department of Business and Professional Regulation, Division of Pari-Mutuel Regulation, or other governmental entity for pari-mutuel wagering, Jai Alai poker operations and slot machines (the “Gaming License”) whether now existing or from time to time hereinafter issued or renewed, related to the property described in Exhibit A.